SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            _________


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 26, 2000



                            RES-CARE, INC.
        (Exact Name of Registrant as specified in Charter)


   Kentucky                 0-20372                 61-0875371
 (State or other          (Commission             (IRS Employer
  jurisdiction of         File Number)            Identification No.)
  incorporation)


10140 Linn Station Road, Louisville, Kentucky       40223
(Address of principal executive offices)          (Zip code)


                         (502) 394-2100
      (Registrant's telephone number, including area code)

                               N/A
 (Former name or former address, if changed since last report.)

            INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 6, and 8 are not applicable and are omitted form this Report.

Item 5.  Other Events

     On April 26, 2000, Res-Care, Inc. issued a news release to announce its results for the first quarter of 2000. A copy of the press release is included as Exhibit 99 to this report.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable

          (c)  Exhibits.

 The following exhibits are filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBERS          EXHIBIT

     99             News Release dated April 26, 2000

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RES-CARE, INC.



Date: April 27, 2000             By   /s/ Ronald G. Geary
                                 Ronald G. Geary
                                 Chairman, President and CEO